Exhibit 32.1
                           CERTIFICATION  PURSUANT  TO
                            18  U.S.C.  SECTION  1350,
                             AS  ADOPTED  PURSUANT  TO
                 SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002

In connection with the Quarterly Report of Telecommunication Products, Inc., (the "Company") on Form 10-QSB for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Russell, Chief Executive Officer and Marcia Perlstein, Interim Chief Financial Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  /s/  Robert  Russell
                                  -------------------------------------
                                  Robert  Russell
                                  Chief  Executive  Officer



                                  /s/  Marcia  Pearlstein
                                  -------------------------------------
                                  Marcia  Pearlstein
                                  Interim Chief Financial Officer




Dated:  February  23,  2004

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.